Exhibit 10.7

AMENDMENT TO LEASE AND SUBLEASE

This AMENDMENT TO LEASE AND SUBLEASE (the “Amendment”) made and entered into as of this 30th day of September, 2008 (the “Amendment Date”), is entered into by and between SPECTRASITE, LLC, a Delaware limited liability company, f/k/a SpectraSite Holdings, Inc., a Delaware corporation (“TowerCo Parent”), AMERICAN TOWER ASSET SUB II, LLC, a Delaware limited liability company, successor in interest to Southern Towers, Inc., a Delaware corporation (“TowerCo”), SBC WIRELESS, LLC, a Delaware limited liability company (“Wireless Guarantor”), and SBC TOWER HOLDINGS LLC, a Delaware limited liability company, for itself and as Agent for the SBC Group Members (“SBC”).

RECITALS

A.	On December 14, 2000, TowerCo and SBC entered into that certain Lease and Sublease, as previously amended by numerous letter agreements (as amended, the “Sublease”).

B.	The parties desire to further modify certain terms contained in the Sublease pertaining to SBC’s Withdrawal Right and the SBC Leaseback Charge.

C.	This Amendment, the Second Amendment to SLMA, the First Amendment to MLA and the Dobson Settlement (each as defined in paragraph 6(b) hereof) are being entered into as the result of discussions between TowerCo and SBC and each party’s affiliates to resolve issues which have arisen between the respective parties.

NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) in hand paid and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to and confirm the following:

1.     Withdrawal.

Except with respect to the Sites listed on Exhibit A to this Amendment (the Sites listed on Exhibit A are hereby defined as “Withdrawal Eligible Sites”), the first sentence of Section 9(a) of the Sublease is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary contained herein, SBC will have the Withdrawal Right for the benefit of itself and any SBC Affiliate, exercisable in respect of any Site on the date that is the last day of the 215th month following the applicable Site Commencement Date and on each five year anniversary of such date thereafter.”

With respect to the Withdrawal Eligible Sites, withdrawals completed on or after the 215th month following the applicable Site Commencement Date shall be subject to the provisions of the Sublease and will not require a Withdrawal Right Replacement Site as defined below.

With respect to the Withdrawal Eligible Sites, withdrawals completed before the 215th month are subject to the following:

(i) As of the Withdrawal Date, the SBC Leaseback Charge payable for each Withdrawal Eligible Site shall be deemed to equal [    ]*, which amount shall increase by [    ]* on January 1, 2012 and each January 1st thereafter, compounded annually.

*Confidential Treatment Requested. Omitted portions filed with the Securities and Exchange Commission (the “Commission”).

(ii) The SBC Leaseback Charge under section (i) above shall continue to be due and payable monthly until the later of (i) the commencement of the designated Withdrawal Right Replacement Site or (ii) the date SBC submits an Equipment Notice under the DSEA. Provided that if SBC does not submit an Equipment Notice under the DSEA, the SBC Leaseback Charge under section (i) above shall continue to be due and payable monthly until the later of (i) the commencement of the designated Withdrawal Right Replacement Site or (ii) the date SBC provides notice of the removal of its Communications Equipment from the Site, at SBC’s sole cost, including the cost to repair any damage caused during such removal.

(iii) As used herein a “Withdrawal Right Replacement Site” means a Schedule Tower Space License for New Sites (w) executed by the Licensee (as defined in the MLA) and which commences on or after November 30, 2010, (x) subject to the terms of the MLA, (y) providing for a Commencement Date occurring on or after the Withdrawal Date of the Withdrawal Eligible Site and (z) having an initial monthly License Fee greater than or equal to [    ]*, which amount shall increase by [    ]* on January 1, 2012 and each January 1st thereafter, compounded annually (such License Fee to be determined in accordance with the terms of the MLA, and subsequent to the commencement of such Schedule shall escalate in accordance with the terms of the MLA). SBC shall designate such Withdrawal Right Replacement Site in substantial conformity to Exhibit B. Each Schedule commencing after the Withdrawal Date of a Site which meets the foregoing requirements of a Withdrawal Right Replacement Site is eligible for designation.

(iv) As used herein, the “DSEA” means that certain Decommissioning Sites Equipment Agreement dated September 14, 2006, by and between American Towers, Inc., and Cingular Wireless LLC. The DSEA is hereby incorporated by reference, provided that for the purposes hereof all references in the DSEA to “Licensor” shall be deemed to refer to TowerCo, and all references to “Licensee” shall be deemed to refer to SBC. SBC and TowerCo acknowledge and agree that as of the Amendment Date the term of the DSEA has expired, and further that for the purpose of this Amendment only the terms of the DSEA shall be in full force and effect as though the DSEA has not expired and as though each Withdrawal Eligible Site were a DSA (as defined in the DSEA). SBC hereby acknowledges that, in addition to the other terms and conditions contained in the DSEA, the terms contained in paragraph 2(c) requiring the payment of the Equipment Fee (as defined therein) shall apply hereunder.

(v) Notwithstanding anything to the contrary herein or in the SLMA, if the Licensee (as defined in the SLMA) has not yet satisfied the Minimum Commitment as of the applicable Withdrawal Date then upon the election to treat a qualifying Schedule as a Withdrawal Right Replacement Site, such Schedule shall no longer be eligible to count towards Licensee’s satisfaction of the Minimum Commitment.

With respect to SBC’s exercise of its Withdrawal Right, both parties acknowledge that SBC has provided the required notices, as required under the Sublease, for the Withdrawal Eligible Sites.

2.     SBC Leaseback Charge.

Notwithstanding anything to the contrary contained in Section 10(b) of the Sublease, except as otherwise provided under Section 10(f) of the Sublease (as amended by this Amendment), from and after the Amendment Date through and including the 154th month after the applicable Site Commencement Date, the SBC Leaseback payable to TowerCo with respect to each Site shall increase on each anniversary of the Effective Date (as such term is defined in the Sublease) by an amount equal to [    ]* of the SBC Leaseback Charge in effect for such Site immediately preceding such anniversary.

*Confidential Treatment Requested. Omitted portions filed with the Commission.

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Section 10(f) of the Sublease is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary contained herein, effective as of the date that is the first day of the month following the 155th month after the applicable Site Commencement Date, the then current SBC Leaseback Charge payable to TowerCo with respect to each Site shall automatically be modified to be the SBC Leaseback Charge in effect as of the last day of the 155th month after the applicable Site Commencement Date reduced by [    ]*.

Subsequent to the foregoing modification, the SBC Leaseback Charge will no longer escalate pursuant to Section 10(b), but shall automatically increase on each anniversary of the Effective Date (as such term is defined in the Sublease) by an amount equal to [    ]* of the SBC Leaseback Charge in effect for such Site immediately preceding such anniversary.”

3.     Ratification / Counterparts. Except as amended hereby, the Sublease remains in full force and effect and unchanged. As amended hereby, the Sublease is hereby ratified and confirmed by the parties hereto. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one instrument.

4.     Authority. Each party hereto represents and warrants to the other that all necessary authorizations required for the execution and performance of this Amendment have been given and that the undersigned officer of a party is duly authorized to execute this Amendment and bind the party for which it signs.

5.     Defined Terms. Any capitalized terms used herein but not defined herein shall have the meaning assigned to such term under the Sublease.

6.     Independence of Agreements; Condition Precedent; Board Approval Contingency.

(a) TowerCo and SBC acknowledge and agree that this Amendment, the Second Amendment to SLMA, First Amendment to MLA and the Dobson Settlement are each being entered into by TowerCo, SBC or each party’s respective affiliates as a resolution of discussions between such parties. The foregoing notwithstanding, TowerCo and SBC acknowledge and agree that each party’s performance under each of this Amendment, the Second Amendment to SLMA, the First Amendment to MLA and the Dobson Settlement is independent of such parties performance under any of the foregoing and that nonperformance by one party under any of the foregoing does not excuse the performance of the other party under any of the other agreements.

(b) This Amendment and the parties’ rights and obligations hereunder are contingent upon the delivery to TowerCo and SBC of fully executed original counterparts of the following documents to be executed contemporaneously with this Amendment: (i) the Second Amendment to the Site License Modification Agreement between American Towers, Inc. and Cingular Wireless, LLC dated October 31, 2005 (“Second Amendment to SLMA”) (ii) the First Amendment to the Master Tower Space License Agreement between American Towers, Inc. and Cingular Wireless, LLC dated October 31, 2005 (“First Amendment to MLA”), and (iii) the Settlement Agreement between American Tower, L.P. and Dobson Cellular Systems, Inc. (“Dobson Settlement”).

(c) In addition to the foregoing contingency, this Amendment and the parties’ rights and obligations hereunder are contingent upon the approval of the transaction contemplated herein by TowerCo’s Board of Directors and SBC’s Board of Directors, if required pursuant to each company’s internal policies and procedures (the “Board Approval”). If such approval is required and TowerCo and/or SBC, as applicable, has not obtained the respective Board Approval by October 31, 2008, this Amendment shall automatically be null and void ab initio and be of no further force and effect. If such

*Confidential Treatment Requested. Omitted portions filed with the Commission.

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approval is required, TowerCo and/or SBC shall each notify the other party in writing that it has obtained such Board Approvals promptly after same are obtained. If such approval is not required, TowerCo and/or SBC shall each notify the other party in writing that it has made such determination by or before October 31, 2008.

7.     Confidentiality. TowerCo and SBC hereby agree that the terms and conditions of this Amendment are confidential, and such terms and conditions shall not be disclosed by either party hereto without the prior written consent of the other party, provided however, that the restrictions contained herein shall not apply to the extent such disclosure may otherwise be required by law. In the event that disclosure is required by law, the party so required to disclose shall immediately (and prior to disclosure) notify the other party that based on legal advice received by such party from its counsel, such disclosure is required, and the parties agree to act reasonably and cooperate in good faith with each other to make such required disclosure on a mutually agreeable basis.

[SIGNATURE PAGE FOLLOWS]

*Confidential Treatment Requested. Omitted portions filed with the Commission.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date aforesaid.

TowerCo / TowerCo Parent:

AMERICAN TOWER ASSET SUB II, LLC, a Delaware limited liability company, successor in interest to Southern Towers, Inc.		SPECTRASITE, LLC, a Delaware limited liability company, f/k/a SpectraSite Holdings, Inc. By: American Tower Corporation, its sole member

By:	/s/ Steven Moskowitz	By:	/s/ Steven Moskowitz

Name:	Steven Moskowitz	Name:	Steven Moskowitz

Title:	President, US Tower Division	Title:	President, US Tower Division

Date:	9/30/2008	Date:	9/30/2008

SBC / Wireless Guarantor:

SBC TOWER HOLDINGS LLC, a Delaware limited liability company, for itself and as Agent for the SBC Group Members		New Cingular Wireless PCS, LLC (f/k/a SBC WIRELESS, LLC) By: AT&T Mobility Corporation, its Manager

By:	/s/ Austin Summerford	By:	/s/ Rick L. Moore

Name:	Austin Summerford	Name:	Rick L. Moore

Title:	Vice President	Title:	Vice President, Corporate Development

Date:	9/30/2008	Date:	9/30/2008

Approved as to form by American Tower Legal Department By: /s/ Ronald Tucceri

*Confidential Treatment Requested. Omitted portions filed with the Commission.

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EXHIBIT A

WITHDRAWAL ELIGIBLE SITES

[See Attached]

*Confidential Treatment Requested. Omitted portions filed with the Commission.

Exhibit A

Withdrawal Eligible Sites

AT&T Fixed Asset #	ATC Lease #	ATC Site #
10000701	SSI17013	300391
10007697	SSI17048	308184
10001081	SSI17050	308144
10008753	SSI17067	308009
10008520	SSI17068	309263
10003310	SSI17077	309276
10003390	SSI17236	309339
10003401	SSI17241	309352
10003510	SSI17260	309434
10003531	SSI17261	309453
10003529	SSI17264	309452
10003555	SSI17266	309470
10035734	SSI17267	309471
10003454	SSI17291	309387
10003637	SSI17293	309517
10009690	SSI17320	306684
10003426	SSI17343	309366
10011518	SSI17376	305505
10011424	SSI17382	305536
10008522	SSI17401	309309
10003610	SSI17433	309502
10035729	SSI17456	309374
10003089	SSI17523	305983
10009907	SSI17548	304018
10003300	SSI17579	309259
10003880	SSI17600	308187
10000405	SSI17601	306022
10034835	SSI17670	304119
10008523	SSI17684	309321
10003457	SSI17701	309389
10003564	SSI17721	309476
10003591	SSI17724	309492
10003639	SSI17729	309518
10003360	SSI17829	309320
10003463	SSI17833	309395
10003593	SSI17850	309494
10003627	SSI17854	309511
10003534	SSI17862	309455
10011757	SSI17963	307507
10011737	SSI17980	307563
10011736	SSI17981	307633
10010255	SSI18029	304117
10008657	SSI18087	303842
10009913	SSI18097	306663
10003049	SSI18109	305957
10011732	SSI18114	307562

*Confidential Treatment Requested. Omitted portions filed with the Commission.

AT&T Fixed Asset #	ATC Lease #	ATC Site #
10003460	SSI18188	309392
10003689	SSI18202	309392
10005077	SSI18248	303878
10010245	SSI18318	306018
10003516	SSI18319	309440
10003588	SSI18329	309489
10011752	SSI18373	307505
10011754	SSI18471	307361
10003307	SSI18483	309273
10010062	SSI18529	306642
10003159	SSI18544	306002
10011782	SSI18600	307522
10011739	SSI18604	307565
10000362	SSI18703	306051
10003388	SSI18784	309338
10005841	SSI18805	304155
10008731	SSI18810	304173
10009669	SSI18887	306674
10005149	SSI19346	303922
10005250	SSI19367	304008
10005087	SSI19379	303890
10005117	SSI19430	303913
10001103	SSI19453	308171
10041441	SSI19508	308132
10001062	SSI19522	308124
10006935	SSI19595	304691
10003592	SSI22055	309493
10010912	SSI27379	308672
10035935	SSI27436	310140
10036540	SSI29130	309313
10003419	SSI30528	309364
10011924	SSI32084	310760
10011939	SSI32091	310773
10011974	SSI32130	310810
10010406	SSI27371	308671
10011478	SSI18075	305466
10011510	SSI17317	305494
10011538	SSI18491	305524
10041380	SSI19218	308115
10001074	SSI17344	308137
10041431	SSI19440	308146
10001085	SSI17391	308149
10041442	SSI18697	308152
10008332	SSI17056	308163
10001098	SSI19405	308166
10003885	SSI17163	308188

*Confidential Treatment Requested. Omitted portions filed with the Commission.

EXHIBIT B

FORM OF WITHDRAWAL DESIGNATION

DATE

American Tower

10 Presidential Way

Woburn, MA 01801

ATTN: Contracts Manager

Re: Withdrawal Right Designation

Dear Sir/Madam:

This confirmation is being sent pursuant to Section 1(b) of that certain Amendment to Sublease dated                     . See Background section below for relevant information and definitions.

	Withdrawal Eligible Site	Withdrawal Replacement Site
SBC Site Number
SBC Site Name
TowerCo Site Number
TowerCo Site Name
TowerCo Lease Number
Withdrawal Eligible Site Termination Date
Withdrawal Right Replacement Site Commencement Date

Background:    This designation is being sent pursuant to Section 1(b) of that certain Amendment to Sublease dated                     ,                      between American Tower Asset Sub II, LLC, a Delaware limited liability company, successor in interest to Southern Towers, Inc, (“TowerCo”), SpectraSite Communications, LLC, a Delaware limited liability company, f/k/a SpectraSite Holdings, Inc. (“TowerCo Parent”), SBC Tower Holdings, LLC, a Delaware limited liability company (SBC) and SBC Wireless, LLC, a Delaware limited liability company (Wireless Guarantor).

Pursuant to Section 1(b) of the foregoing Amendment to Sublease, the SBC Leaseback Charge payable for the Withdrawal Eligible Site shall continue to be due and payable monthly until the later of (i) the commencement of the designated Withdrawal Right Replacement Site or (ii) the date SBC submits an Equipment Notice under the Decommissioning Sites Equipment Agreement dated September 14, 2006. Provided that if SBC does not submit an Equipment Notice under the Decommissioning Sites Equipment Agreement dated September 14, 2006, the SBC Leaseback Charge shall continue to be due and payable monthly until the later of (i) the commencement of the designated Withdrawal Right Replacement Site or (ii) the date SBC provides notice of the removal of its Communications Equipment from the Site. If it is later determined that SBC’s equipment was not removed in accordance with Section 1(b), then SBC will pay all rents or other amounts which would have otherwise accrued under the Withdrawal Eligible Site until the date that such equipment is properly removed. Capitalized terms used in this letter, but not defined herein shall have the meanings assigned to such term in the aforementioned Amendment to Sublease.

SIGNATURES ON NEXT PAGE

*Confidential Treatment Requested. Omitted portions filed with the Commission.

Please sign both originals of this letter below to confirm your receipt of this letter and agreement with its contents, and return one to me for our records.

Regards,

Confirmed:

Signature

Name:

Title:

Date:

*Confidential Treatment Requested. Omitted portions filed with the Commission.